SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2001

ROCK OF AGES CORPORATION

(Exact name of registrant as specified in its charter)DELAWARE 0-29464 03-153200 ------------------ ------------ --------------- (State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification Number)

772 GRANITEVILLE ROAD, GRANITEVILLE, VERMONT 05654

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (802) 476-3121

NONE

(Former Name, former address, and former fiscal year, if changed since last report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5. OTHER EVENTS.

On January 3, 2001 the Registrant completed the previously announced acquisition of 16 cemeteries and one granite memorial retailer in Kentucky formerly owned by the Loewen Group, Inc. The purchase price was $6.8 million. The funds for the acquisition were provided pursuant to the Registrant's existing credit facility with the CIT Group. Rock of Ages acquired the cemeteries from Loewen as a designee of Keith & Keith Enterprises, LLC, a real estate investment partnership owned by John Keith and Roy Keith Jr. who are both employees and officers of Rock of Ages or its affiliates.

On January 3, 2001, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated January 3, 2001

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

ROCK OF AGES CORPORATION

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2001

ROCK OF AGES CORPORATION

By: /s/ Michael Tule

Michael Tule

Vice President and

General Counsel